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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 29, 2002
                        (Date of earliest event reported)


                            FEDERAL-MOGUL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)



         1-1511                                        38-0533580
         ------                                        ----------
(Commission File Number)                    (IRS Employer Identification Number)


26555 Northwestern Highway, Southfield, Michigan                   48034
------------------------------------------------                   -----
(Address of principal executive offices)                         (Zip Code)


                                 (248) 354-7700
                                 --------------
              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.   Other Events

On July 19, 2002, Federal-Mogul Corporation (the "Company") issued the attached press release announcing the resignation of Jane L. Warner from the Company's Board of Directors.

Item 99.  Press release dated July 19, 2002




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 29, 2002




                                           FEDERAL-MOGUL CORPORATION

                                           By: /s/ David M. Sherbin
                                               ------------------------
                                               Name:  David M. Sherbin
                                               Title:  Vice President,
                                               Deputy General Counsel
                                               and Secretary

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